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                                                               EXHIBIT 15
GOLDEN AMERICAN LIFE INSURANCE COMPANY
1001 Jefferson Street, Suite 400, Wilmington, DE  19801
                                             Phone: (302) 576-3400
                                             Fax:   (302) 576-3520


                        POWER OF ATTORNEY
SIGNATURE                TITLE                    DATE
---------                -----                    ----

/s/ Terry L. Kendall     Director, President and  April 21, 1997
-----------------------                           --------------------
Terry L. Kendall            Chief Executive
                            Officer

/s/ Paul E. Larson       Director, Executive      April 14, 1997
-----------------------                           --------------------
Paul E. Larson              Vice President, Chief
                            Financial Officer and
                            Assistant Secretary

/s/ Fred S. Hubbell      Director and Chairman    April 14, 1997
-----------------------                           --------------------
Fred S. Hubbell

/s/ Lawrence V. Durland  Director                 April 14, 1997
-----------------------                           --------------------
Lawrence V. Durland

/s/ Thomas L. May        Director                 April 14, 1997
-----------------------                           --------------------
Thomas L. May

/s/ John A. Merriman     Director and Assistant   April 14, 1997
-----------------------                           --------------------
John A. Merriman            Secretary

/s/ Beth B. Neppl        Director and Vice        April 14, 1997
-----------------------                           --------------------
Beth B. Neppl               President

/s/ Paul R. Schlaack     Director                 April 14, 1997
-----------------------                           --------------------
Paul R. Schlaack

/s/ Jerome L. Sychowski  Director                 April 14, 1997
-----------------------                           --------------------
Jerome L. Sychowski
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